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                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
 CNET, Inc.


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                         KPMG LLP



San Francisco, California
July 14, 1999